EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Ronald D. Cordes, President (Chief Executive Officer) of AssetMark Funds (the "Registrant"), hereby certify that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 8, 2004

By:	/s/ Ronald D. Cordes
Name:	Ronald D. Cordes
Title:	President (Chief Executive Officer)

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Carrie E. Hansen, Treasurer (Chief Financial Officer) of AssetMark Funds (the "Registrant"), hereby certify that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 8, 2004

By:	/s/ Carrie E. Hansen
Name:	Carrie E. Hansen
Title:	Treasurer (Chief Financial Officer)